SEQUOIA FUND, INC.
Supplement dated October 9, 2018
to the Prospectus dated May 1, 2018

David M. Poppe has announced that he plans to retire from Ruane, Cunniff & Goldfarb L.P., the Fund's investment adviser (the "Adviser"), effective December 31, 2018. As a result, Mr. Poppe will no longer serve as a co-portfolio manager of the Fund or as a member of the Investment Committee of the Adviser after such date. John B. Harris, Arman Gokgol-Kline, Trevor Magyar and D. Chase Sheridan will remain co-portfolio managers of the Fund. Mr. Harris, President and CEO of the Fund and Managing Director of the Adviser, will succeed Mr. Poppe as Chair of the Investment Committee.
Mr. Poppe has also notified the Fund that he plans to resign as a Director of the Fund effective December 31, 2018.
Accordingly, the following changes are made to the Prospectus, effective December 31, 2018:
The section "Sequoia Fund, Inc. – Portfolio Managers" on page 4 of the Prospectus is deleted in its entirety and replaced with the following disclosure:
Portfolio Managers
The following persons serve as co-portfolio managers of the Fund and are jointly and primarily responsible for the day-to-day management of the Fund's portfolio:
Employee	Title	Length of Service with the Fund
John B. Harris	President and Chief Executive Officer of the Fund; Managing Director of the Adviser; Management Committee member of RCG-GP LLC (the Adviser's general partner)	Since May 2016
Arman Gokgol-Kline	Analyst of the Adviser; Management Committee member of RCG-GP LLC	Since May 2016
Trevor Magyar	Analyst of the Adviser; Management Committee member of RCG-GP LLC	Since May 2016
D. Chase Sheridan	Analyst of the Adviser; Management Committee member of RCG-GP LLC	Since May 2016

The section "Management of the Fund – Portfolio Managers and Investment Committee" on page 6 of the Prospectus is deleted in its entirety and replaced with the following disclosure:
Portfolio Managers and Investment Committee
John B. Harris, Arman Gokgol-Kline, Trevor Magyar and D. Chase Sheridan, the co-portfolio managers of the Fund, are jointly and primarily responsible for the day-to-day management of the Fund's portfolio, subject to the investment parameters established from time to time by the Investment Committee of the Adviser (the "Committee"). The Committee, which reflects the team approach used by the Adviser, is comprised of the co-portfolio managers, all of whom are voting members of the Committee, and Greg Alexander, who is a non-voting member of the Committee. The Committee meets regularly to discuss investment parameters for the Fund. The following table lists the co-portfolio managers and each person's principal occupation during the past five years:
Employee	Principal Occupation During the Past Five (5) Years
John B. Harris*
President and Chief Executive Officer of the Fund since May 2018; Managing Director of the Adviser, Management Committee member of RCG-GP LLC (the Adviser's general partner) and analyst of the Adviser since February 2018. Prior thereto, he was a Management Committee member of RCG Inc. since 2016 and an analyst of RCG Inc. since prior to 2013.

Arman Gokgol-Kline	Analyst of the Adviser and Management Committee member of RCG-GP LLC. He has been associated with RCG Inc. in a substantially similar capacity to his current analyst position since prior to 2013.
Trevor R. Magyar	Analyst of the Adviser and Management Committee member of RCG-GP LLC. He has been associated with RCG Inc. in a substantially similar capacity to his current analyst position since prior to 2013.
D. Chase Sheridan	Analyst of the Adviser and Management Committee member of RCG-GP LLC. He has been associated with RCG Inc. in a substantially similar capacity to his current analyst position since prior to 2013.
*
Chair of the Investment Committee. Mr. Harris may take actions for the Fund that are not within the investment parameters established by the Committee in the event that he determines that events or circumstances require him to take such actions and it is not practicable to convene a meeting of the Committee. Mr. Harris has been authorized by the Committee to limit the value of the Fund's investment in any security from exceeding 20% of the Fund's net assets.

The Fund's Statement of Additional Information ("SAI") provides additional information about the compensation of the co-portfolio managers, other accounts managed by such persons, and such persons' ownership of the Fund's securities.
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FOR FUTURE REFERENCE.